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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          HASTINGS ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


               TEXAS                                     75-1386375
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


3601 PLAINS BLVD., SUITE #1
AMARILLO, TEXAS                                            79102
(Address of principal executive offices)                 (Zip Code)


If this form relates to the                    If this form relates to the
registration of a class of                     registration of a class of
securities pursuant to Section                 securities pursuant to Section
12(b) of the Exchange Act                      12(g) of the Exchange Act
and is effective pursuant to                   and is effective pursuant to
General Instruction A.(c),                     General Instruction A.(d),
please check the following                     please check the following
box. [_]                                       box.  [X]



Securities Act registration statement file number to which this form relates:
REG. NO. 333-47969


Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value




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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information set forth under the heading "Description of Capital Stock" in the prospectus that is part of the Registration Statement on Form S-1, as amended, originally filed by the Company on March 13, 1998 (Registration No. 333-47969) is hereby incorporated by reference.

ITEM 2.  EXHIBITS

The following exhibits are filed with the Commission:

3.1 The Company's Third Restated Articles of Incorporation (incorporated by reference to the corresponding Exhibit Number in the Company's Registration Statement on Form S-1, as amended (Registration No. 333-47969) originally filed with the Securities and Exchange Commission on March 13, 1998).

3.2 The Company's Amended and Restated Bylaws (incorporated by reference to the corresponding Exhibit Number in the Company's Registration Statement on Form S-1, as amended (Registration No. 333-47969) originally filed with the Securities and Exchange Commission on March 13, 1998).

4.1 Specimen of the Company's Common Stock, $.01 par value per share, (incorporated by reference to the corresponding Exhibit Number in Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration No. 333-47969) filed with the Securities and Exchange Commission on May 19, 1998).




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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                 Hastings Entertainment, Inc.


                                 By:  /s/ John H. Marmaduke
                                    --------------------------------------------
                                          John H. Marmaduke
                                          President and Chief Executive Officer


Date:   June 3, 1998





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                                INDEX TO EXHIBITS



EXHIBIT NO.                   DESCRIPTION
----------                    -----------
3.1                           The Company's Third Restated Articles of
                              Incorporation (incorporated by reference to the corresponding Exhibit Number in the Company's
                              Registration Statement on Form S-1, as amended
                              (Registration No. 333-47969) originally filed with the Securities and Exchange Commission on March
                              13, 1998).

3.2 The Company's Amended and Restated Bylaws (incorporated by reference to the corresponding Exhibit Number in the Company's Registration Statement on Form S-1, as amended (Registration No. 333-47969) originally filed with the Securities and Exchange Commission on March 13,
                              1998).

4.1 Specimen of the Company's Common Stock, $.01 par value per share, (incorporated by reference to the corresponding Exhibit Number in Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration No. 333- 47969) filed with the Securities and Exchange Commission on May 19,
                              1998).